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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 23, 2003

CONSOLIDATED GRAPHICS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS (STATE OR OTHER JURISDICTION OF INCORPORATION)	0-24068 (COMMISSION FILE NUMBER)	76-0190827 (I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200
HOUSTON, TEXAS 77057
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

ITEM 7. FINANCIAL STATEMENTS AND EXHIBIT

(A) EXHIBIT

The following exhibit is filed herewith:

    99.1 Transcript of conference call held by Consolidated Graphics, Inc. (the "Company") on July 23, 2003 to discuss the Company's fiscal 2004 first quarter results.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Pursuant to Item 12 of Form 8-K, the Company is filing with the Securities and Exchange Commission a transcript of a conference call held by the Company on July 23, 2003 to discuss its fiscal 2004 first quarter results announced on July 23, 2003. A copy of the transcript is attached hereto as Exhibit 99.1. During the conference call, management referenced EBITDA for the quarter ended June 30, 2003. Management believes EBITDA is a measure of liquidity that is meaningful to the understanding of its financial position and utilizes EBITDA internally to evaluate its liquidity as well as to determine compliance with its bank covenants. EBITDA reconciles to net income for the quarter as follows (in 000's):

Net Income	$3,565
Add: Income Taxes	2,185
Add: Interest Expense	1,968
Add: Depreciation	8,842
EBITDA	$16,560

A copy of the transcript and an archive of the conference call can be accessed at www.consolidatedgraphics.com under the Investor Relations page. The attached transcript may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.

SIGNATURE

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC. (REGISTRANT)
By:	/s/ G. CHRISTOPHER COLVILLE G. CHRISTOPHER COLVILLE EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

Date: July 30, 2003

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